UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 16, 2003

NORTHERN STATES FINANCIAL
CORPORATION
(Exact name of Registrant as Specified in its Charter)

Commission File Number 0-19300

Delaware	36-3449727

(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1601 North Lewis Avenue P.O. Box 39 Waukegan, Illinois 60079 (Address of Principal Executive Offices)

(847) 244-6000 (Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Disclosure of Results of Operations and Financial Condition
SIGNATURES
Press Release dated July 16, 2003

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1 — Press Release dated July 16, 2003

Item 12. Disclosure of Results of Operations and Financial Condition

     On July 16, 2003, the Registrant issued a press release disclosing financial results for the quarter ended June 30, 2003. The press release is made part of this Form and is attached as Exhibit 99.1.

     The press release made a part of this Form includes forward looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of the Registrant.

     These forward looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward looking statements will not be achieved. The Registrant cautions you not to place undue reliance on these forward looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHERN STATES FINANCIAL CORPORATION

(Registrant)

Date: July 16, 2003	/s/ Thomas M. Nemeth Thomas M. Nemeth Vice President & Treasurer

EXHIBIT INDEX

99.1	Press Release dated July 16, 2003.